Federal Home Loan Bank and Federal Reserve Advances	12 Months Ended
Dec. 31, 2011
Federal Home Loan Bank and Federal Reserve Advances

Note 8 - Federal Home Loan Bank and Federal Reserve Advances

The Bank has advances from the Federal Home Loan Bank. Interest rates range from 0.78% to 3.81% with a weighted average interest rate of 2.08%. These advances contain varying maturity dates through October 18, 2017 with a weighted average maturity of approximately 23 months. The advances are collateralized by approximately $47,802,000 and $48,338,000 of mortgage loans as of December 31, 2011 and 2010, respectively. In addition, at December 31, 2011 and 2010, securities with a carrying value of $19,877,000 and $16,843,000, respectively, were pledged as collateral for Federal Home Loan Bank advances. Available borrowings with the Federal Home Loan Bank at December 31, 2011 totaled $49,561,000, of which $34,500,000 was outstanding.

The advances are subject to prepayment penalties subject to the provisions and conditions of the credit policy of the Federal Home Loan Bank. Future maturities of the advances are as follows:

Years Ending December 31	Amount	Weighted Average Interest Rate

2012	$17,000	2.37
2013	9,500	2.07
2015	600	1.22
2016	5,000	1.28
2017	2,400	2.04
Total	$34,500	2.08

The Bank did not have any variable rate advances as of December 31, 2011 or 2010, respectively.

In 2009, the Bank entered into a discount window loan agreement with the Federal Reserve Bank that allows for advances up to seventy-five percent of the collateral balance. As of December 31, 2011, these advances are secured by investment securities with a fair value of approximately $1,631,000 and are generally due within 28 days from the date of the advance. The interest rate on the advances is based on the quoted federal reserve discount window rate (effective rate of 0.75 percent as of December 31, 2011). At December 31, 2011 and 2010, the Bank had $0 outstanding in advances.